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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN SUPPLEMENT, SERIES 2000-1 SUPPLEMENT
CERTIFICATE DATE AS OF :                                                          April 17, 2000
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POOL BALANCE:                                                       For Month of: March , 2000
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

Pool Balance, beginning of month                                                  $835,813,100.61

Pool Balance, end of month                                                        $845,791,715.27

Pool Balance, average                                                             $832,595,339.15

Required Pool Balance, end of month                                               $662,703,500.63

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COLLECTIONS & SERIES ALLOCATIONS                                    For Month of: March , 2000
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Series Allocable Principal Collections
   Series 1999-VFN                                                                $555,226,377.81
   Series 2000-1                                                                  $ -
                                                                                  $555,226,377.81

Series Allocable Non-Principal Collections
   Series 1999-VFN                                                                $  5,564,315.77
   Series 2000-1                                                                  $ -
                                                                                  $  5,564,315.77

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                                                $ -
   Series 2000-1                                                                  $ -
                                                                                  $ -

Investment Proceeds
   Series 1999-VFN                                                                $     54,531.47
   Series 2000-1                                                                  $ -
                                                                                  $     54,531.47
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CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                                   For Month of:
                                                                                  March , 2000
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1999-VFN                                                                                    $0.00
Series 2000-1 Class A                                                                       $0.00
Series 2000-1 Class B                                                                       $0.00
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ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                                      For Month of:
                                                                                  March , 2000
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Series Allocation Percentages
     Series 1999-VFN                                                                       100.00%
     Series 2000-1                                                                           0.00%

Floating Allocation Percentages
     Series 1999-VFN                                                                        71.79%
     Series 2000-1                                                                           0.00%

Principal Allocation Percentages
     Series 1999-VFN                                                                         0.00%
     Series 2000-1                                                                           0.00%
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ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES                             For Month of:
                                                                                  March , 2000
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Series 1999-VFN

   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                                           $122,241,202.93
   Floating Allocation Percentage:                                                $398,576,938.36
   Certificateholder Percentage minus Excess Cert. Percentage:                    $ 34,408,236.52
                                                                                  $555,226,377.81

   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                                             $1,225,065.45
   Floating Allocation Percentage:                                                  $3,994,421.07
   Certificateholder Percentage minus Excess Cert. Percentage:                      $  344,829.25
                                                                                    $5,564,315.77

Series 2000-1

   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                                                     $0.00
   Floating Allocation Percentage:                                                          $0.00
   Certificateholder Percentage minus Excess Cert. Percentage:                              $0.00
                                                                                            $0.00

   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                                                     $0.00
   Floating Allocation Percentage:                                                          $0.00
   Certificateholder Percentage minus Excess Cert. Percentage:                              $0.00
                                                                                            $0.00
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MONTHLY DISTRIBUTIONS                                                   Paid on:  April 17, 2000
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Principal Distributions to Investors
     Series 1999-VFN                                                                          $ -
     Series 2000-1 Class A                                                                    $ -
     Series 2000-1 Class B                                                                    $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                                                        $0.00000000
     Series 2000-1 Class A                                                                  $0.00000000
     Series 2000-1 Class B                                                                  $0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                                               $ 2,413,189.40
     Series 2000-1 Class A                                                                    $ -
     Series 2000-1 Class B                                                                    $ -

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                                              $          4.02198233
     Series 2000-1 Class A                                                                    $ -
     Series 2000-1 Class B                                                                    $ -


Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                                                        $0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                                                  $500,000.00
     Series 2000-1                                                                          $0.00

Reserve Fund Deposit Amount
     Series 1999-VFN                                                                        $0.00
     Series 2000-1                                                                          $0.00

Investor Default Amount
     Series 1999-VFN                                                                        $0.00
     Series 2000-1                                                                          $0.00

Monthly Dilution Amount
     Series 1999-VFN                                                                        $0.00
     Series 2000-1                                                                          $0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                                                        $0.00
     Series 2000-1                                                                          $0.00

Investor Default Amount and Monthly Dilution Amount Not Previoulsy Reinstated
     Series 1999-VFN                                                                        $0.00
     Series 2000-1                                                                          $0.00

Carry-Over Amount
     Series 2000-1 Class A                                                                  $0.00
     Series 2000-1 Class B                                                                  $0.00
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MONTHLY DISTRIBUTIONS (Cont.)                                           Paid on:  April 17, 2000
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Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                                                        $0.00

Previously waived servicing fee
     Series 1999-VFN                                                                        $0.00
     Series 2000-1                                                                          $0.00

Collections Released to Certificateholder during Collection Period                $555,334,693.31

Excess Distributed to Certificateholder on Payment Date                            $ 2,597,342.34
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FUNDED AND INVESTED AMOUNTS:                                       As of last day of March, 2000
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SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                                             $600,000,000.00
Incremental Funded Amounts (Cumulative)                                                     $0.00
Principal Distributed to Investors (Cumulative)                                             $0.00
Unreimbursed Investor Charge Offs (Cumulative)                                              $0.00
   Funded Amount                                                                  $600,000,000.00

Series Excess Funding Amount                                                                $0.00
Principal Funding Account Balance                                                           $0.00
   Invested Amount                                                                $600,000,000.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                                                     $0.00
Principal Distributed to Investors (Cumulative)                                             $0.00
Principal Funding Account Balance                                                           $0.00
Unreimbursed Investor Charge Offs (Cumulative)                                              $0.00
Series Excess Funding Amount                                                                $0.00
   Invested Amount                                                                          $0.00

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                                                     $0.00
Principal Distributed to Investors (Cumulative)                                             $0.00
Principal Funding Account Balance                                                           $0.00
Unreimbursed Investor Charge Offs (Cumulative)                                              $0.00
Series Excess Funding Amount                                                                $0.00
   Invested Amount                                                                          $0.00
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BALANCES AS OF PAYMENT DATE                                               As of:  April 17, 2000
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Series 1999-VFN
   Reserve Fund Balance                                                               $250,000.00
   Reserve Fund Deficiency Amount                                                           $0.00
   Principal Funding Account Balance                                                        $0.00
   Outstanding Principal Balance                                                   $50,000,000.00

Series 2000-1
   Reserve Fund Balance                                                             $3,500,000.00
   Reserve Fund Deficiency Amount                                                           $0.00
   Principal Funding Account Balance                                                        $0.00
   Outstanding Principal Balance, Class A                                         $646,000,000.00
   Outstanding Principal Balance, Class B                                          $54,000,000.00
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TRUST INCREMENTAL SUBORDINATED AMOUNT                                             As of last day of:
     To be used in the following month's computations.                            March , 2000
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Pool Total Components of Excess Receivables:
     Used Vehicles                                                                $100,099,464.42
     Finance Hold Receivables (for Credit Reasons Only)                             $1,719,016.50
     Delayed Payment Program                                                          $623,798.00

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                                                $211,447,928.82
     Finance Hold Receivables                                                               $0.00
     Delayed Payment Program                                                       $16,915,834.31

Total Excess Receivables                                                            $1,719,016.50

Overconcentration Amount                                                                    $0.00

Ineligible Amount                                                                           $0.00

Trust Incremental Subordinated Amount                                               $1,719,016.50

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POOL SERIES SUBORDINATED AMOUNTS                                          As of:  March 31, 2000
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Series Incremental Subordinated Amount
     Series 1999-VFN                                                               $13,724,785.37
     Series 2000-1                                                                          $0.00

Required Subordinated Amount
     Series 1999-VFN                                                               $62,373,434.01
     Series 2000-1                                                                          $0.00

Available Subordinated Amount
     Series 1999-VFN                                                               $62,373,434.01
     Series 2000-1                                                                          $0.00

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CHARGE OFFS                                                         For Month of: March , 2000
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Defaulted Receivables                                                                       $0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                                                          $0.00
   Series 2000-1                                                                            $0.00

Deficiency Amount
   Series 1999-VFN                                                                          $0.00
   Series 2000-1                                                                            $0.00

Required Draw Amount
   Series 1999-VFN                                                                          $0.00
   Series 2000-1                                                                            $0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                                                          $0.00
   Series 2000-1                                                                            $0.00
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INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                            As of:  April 17, 2000
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Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                                                        $0.00
     Series 2000-1 Class A                                                                  $0.00
     Series 2000-1 Class B                                                                  $0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                                                        $0.00
     Series 2000-1 Class A                                                                  $0.00
     Series 2000-1 Class B                                                                  $0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                                                        $0.00
     Series 2000-1 Class A                                                                  $0.00
     Series 2000-1 Class B                                                                  $0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                                                        $0.00
     Series 2000-1 Class A                                                                  $0.00
     Series 2000-1 Class B                                                                  $0.00

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INTEREST RATE FOR NEXT PAYMENT DATE                                       As of:  April 17, 2000
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1999-VFN Estimated                                                                           6.3825000%
Series 2000-1 Class A                                                                        6.2675000%
Series 2000-1 Class B                                                                        6.5825000%
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